UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-612_

Value Line Income and Growth Fund, Inc.

(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2007

Date of reporting period: December 31, 2007

Item I. Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/07 is included with this Form.

INVESTMENT ADVISER	Value Line, Inc. 220 East 42nd Street New York, NY 10017-5891

DISTRIBUTOR	Value Line Securities, Inc. 220 East 42nd Street New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co. 225 Franklin Street Boston, MA 02110

SHAREHOLDER SERVICING AGENT	State Street Bank and Trust Co. c/o BFDS P.O. Box 219729 Kansas City, MO 64121-9729

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

LEGAL COUNSEL	Peter D. Lowenstein, Esq. 496 Valley Road Cos Cob, CT 06807-0272

DIRECTORS	Jean Bernhard Buttner John W. Chandler Frances T. Newton Francis C. Oakley David H. Porter Paul Craig Roberts Nancy-Beth Sheerr

OFFICERS
Jean Bernhard Buttner
Chairman and President
David T. Henigson
Vice President,
Secretary and Chief
Compliance Officer
Stephen R. Anastasio
Treasurer
Howard A. Brecher
Assistant Secretary/
Assistant Treasurer

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#540343

ANNUAL REPORT

December 31, 2007

Value Line
Income and Growth
Fund, Inc.

Value Line Income and Growth Fund, Inc.

To Our Value Line Income

To Our Shareholders (unaudited):

The Value Line Income and Growth Fund had a total return of 7.84% in 2007, compared with a total return of 5.49% for the Standard & Poor’s 500 Index(1) and 7.23% for the Lehman Government/Credit Bond Index(2).

Equity market returns fell in the second half in 2007, as a weakening domestic housing sector, tighter credit standards, and higher energy prices took their toll. Corporate earnings also weakened in the second half of the year due mainly to large writedowns on bad loans in the financial sector, the largest weighting in the S&P 500 Index. Given this backdrop, and increasing worries about a possible US recession, the Federal Reserve began to ease monetary policy last summer. Rate reductions are continuing in 2008. Historically, lower borrowing rates have been positive for the equity markets, but it may take the better part of 2008 for the economy to work its way through the borrowing excesses of the past few years. In addition, corporate profit margins will probably come to be under pressure for the next couple of quarters, contributing to further volatility in the domestic equity markets.

Given the current investment environment, we continue to focus our equity investing on dividend paying companies where we believe the quality of earnings tends to be better. In addition, we continue to look to invest in companies with foreign sales since we believe the overseas economies may do better than ours in the year ahead. The fund’s holdings in the fixed-income arena have been primarily focused in US Treasury and Agency issues; however, in the year ahead we will probably increase some of our investments in the high-grade corporate sector as opportunities present themselves.

We believe that in the current investment setting, a well-diversified and balanced approach will produce the best long-term results on a risk/reward basis. Preserving capital in the short run, while generating good total returns (income plus growth) over the long term, remains our goal.

As always, we appreciate your continued investment with us.

Sincerely,

Jean Bernhard Buttner
Chairman and President

February 1, 2008

(1)	The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

(2)	The Lehman Brothers Government/Credit Bond Index consists of government, investment-grade and mortgage-backed bonds and is representative of the broad bond market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

Value Line Income and Growth Fund, Inc.

and Growth Fund Shareholders

Economic Observations (unaudited)

The year-ahead economic outlook is growing increasingly guarded, with weakness now present in the major consumer and industrial markets. What’s more, there is no quick or easy solution for what ails the U.S. economy, with softness likely to continue in housing, retailing, and employment. The economy, which began to slow noticeably during the final quarter of 2007, when gross domestic product growth slowed to a minuscule 0.6%, is unlikely to pick up meaningfully until later in the new year — if then. Indeed, we now think there is at least an even chance that the United States will fall into a recession in 2008.

Moreover, even a modest rate of business growth this year — which would be a best-case scenario — assumes that there will be no exogenous shocks to the system, such as a worsening of the situation in the Middle East or a further surge in oil prices. Either of these events, along with a marked worsening of the housing slump or a serious miscalculation by the Federal Reserve on the interest-rate front (where the nation’s central bank is now taking aggressive action), might prove sufficiently troubling to almost assure a recession — and perhaps a moderate to severe one — or generate an unwanted increase in inflation.

Currently, inflation remains under control for the most part, thanks to generally contained labor costs and steady levels of productivity growth (i.e., labor cost efficiency). Adequate supplies of raw materials should also help keep the costs of production from undue escalation. We caution, though, that as the pace of economic growth accelerates after 2008 and 2009, some increase in pricing pressures may emerge. Absent a stronger long-term business expansion than we now forecast, or a further surge in oil prices, inflation should be held in relative check through the early years of the next decade.

Value Line Income and Growth Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Income and Growth Fund, Inc. to that of the S&P 500 Index and the Lehman Brothers Government Credit Bond Index. The Value Line Income & Growth Fund, Inc. is a professionally managed mutual fund, while the Indices are not available for investment and are unmanaged. The returns for the Indices do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment
in the Value Line Income and Growth Fund, Inc.,
the S&P 500 Index and the Lehman Brothers Government Credit Bond Index*

*	The Standard and Poor’s 500 Stock Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

Performance Data:**

	Average Annual Total Return	Growth of an Assumed Investment of $10,000
1 year ended 12/31/07	7.84%	$10,784
5 years ended 12/31/07	13.40%	$18,751
10 years ended 12/31/07	9.44%	$24,651

**	The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Income and Growth Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2007 through December 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/07	Ending account value 12/31/07	Expenses* paid during period 7/1/07 thru 12/31/07
Actual	$1,000.00	$1,005.99	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.30

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line Income and Growth Fund, Inc.

Portfolio Highlights at December 31, 2007 (unaudited)

Ten Largest Common Stock Holdings

Issue	Shares	Value	Percentage of Net Assets
General Electric Co.	105,000	$3,892,350	1.01%
Berkshire Hathaway, Inc. Class A	25	$3,540,000	0.92%
Microsoft Corp.	95,000	$3,382,000	0.88%
Wal-Mart Stores, Inc.	65,000	$3,089,450	0.80%
Johnson & Johnson	35,000	$2,334,500	0.60%
Sanofi-Aventis ADR	50,000	$2,276,500	0.59%
IDACORP, Inc.	60,000	$2,113,200	0.55%
Anheuser-Busch Companies, Inc.	40,000	$2,093,600	0.54%
Loews Corp.	40,000	$2,013,600	0.52%
Chevron Corp.	20,000	$1,866,600	0.48%

Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investment Securities

Value Line Income and Growth Fund, Inc.

Schedule of Investments	December 31, 2007

Shares		Value
COMMON STOCKS (57.4%)
	AEROSPACE/DEFENSE (0.4%)
20,000	Goodrich Corp.	$1,412,200
	AIR TRANSPORT (0.3%)
35,000	Alaska Air Group, Inc. *	875,350
20,000	Continental Airlines, Inc. Class B *	445,000
		1,320,350
	APPAREL (0.1%)
25,000	Collective Brands, Inc. *	434,750
	AUTO & TRUCK (0.1%)
20,000	Tata Motors Ltd. ADR	377,200
	AUTO PARTS (0.2%)
15,000	Autoliv, Inc.	790,650
	BANK (1.5%)
20,000	Bank of America Corp.	825,200
25,000	JPMorgan Chase & Co.	1,091,250
30,000	KeyCorp	703,500
14,000	PNC Financial Services Group, Inc.	919,100
24,000	Wachovia Corp.	912,720
25,000	Wells Fargo & Co.	754,750
15,000	Zions Bancorporation	700,350
		5,906,870
	BANK — CANADIAN (0.4%)
30,000	Bank of Nova Scotia	1,515,000
	BEVERAGE — ALCOHOLIC (0.8%)
40,000	Anheuser-Busch Companies, Inc.	2,093,600
50,000	Constellation Brands, Inc. Class A *	1,182,000
		3,275,600
	BEVERAGE — SOFT DRINK (0.6%)
15,000	Cadbury Schweppes PLC ADR	740,550
25,000	Coca-Cola Co. (The)	1,534,250
		2,274,800
	BIOTECHNOLOGY (0.3%)
15,000	Genentech, Inc. *	1,006,050
	CABLE TV (0.4%)
30,000	Cablevision Systems Corp. NY Group A *	735,000
35,000	DIRECTV Group, Inc. (The) *	809,200
		1,544,200
	CANADIAN ENERGY (0.8%)
12,000	Canadian Natural Resources Ltd.	877,680
20,000	EnCana Corp.	1,359,200
8,000	Suncor Energy, Inc.	869,840
		3,106,720
	CEMENT & AGGREGATES (0.3%)
40,000	Cemex S.A. de C.V. ADR *	1,034,000
	CHEMICAL — BASIC (0.5%)
25,000	Dow Chemical Co. (The)	985,500
25,000	E.I. du Pont de Nemours & Co.	1,102,250
		2,087,750
	CHEMICAL — DIVERSIFIED (0.9%)
15,000	Cabot Corp.	500,100
20,000	Cytec Industries, Inc.	1,231,600
10,000	Eastman Chemical Co.	610,900
30,000	Pall Corp.	1,209,600
		3,552,200
	CHEMICAL — SPECIALTY (0.8%)
10,000	Arch Chemicals, Inc.	367,500
80,000	Chemtura Corp.	624,000
20,000	Lubrizol Corp. (The)	1,083,200
10,000	Mosaic Co. (The) *	943,400
		3,018,100
	COAL (0.3%)
15,000	Huaneng Power International, Inc. ADR	619,500
15,000	Massey Energy Co.	536,250
		1,155,750
	COMPUTER & PERIPHERALS (1.5%)
25,000	Dell, Inc. *	612,750
30,000	EMC Corp. *	555,900
15,000	Hewlett-Packard Co.	757,200

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Shares		Value
12,000	International Business Machines Corp.	$1,297,200
20,000	SanDisk Corp. *	663,400
20,000	Seagate Technology	510,000
50,000	Western Digital Corp. *	1,510,500
		5,906,950
	COMPUTER SOFTWARE & SERVICES (2.4%)
15,000	Accenture Ltd. Class A	540,450
20,000	Affiliated Computer Services, Inc. Class A *	902,000
20,000	BMC Software, Inc. *	712,800
15,000	Cognos, Inc. *	863,550
30,000	Computer Sciences Corp. *	1,484,100
20,000	Electronic Data Systems Corp.	414,600
95,000	Microsoft Corp.	3,382,000
14,000	NAVTEQ Corp. *	1,058,400
		9,357,900
	DIVERSIFIED COMPANIES (1.0%)
20,000	Honeywell International, Inc.	1,231,400
20,000	Pentair, Inc.	696,200
12,000	Teleflex, Inc.	756,120
30,000	Tyco International Ltd.	1,189,500
		3,873,220
	DRUG (3.3%)
20,000	AVI BioPharma, Inc. *	28,200
20,000	Barr Pharmaceuticals, Inc. *	1,062,000
20,000	Bristol-Myers Squibb Co.	530,400
30,000	Forest Laboratories, Inc. *	1,093,500
20,000	Genzyme Corp. *	1,488,800
10,000	GlaxoSmithKline PLC ADR	503,900
40,000	King Pharmaceuticals, Inc. *	409,600
25,000	Mylan Laboratories, Inc.	351,500
40,000	Pfizer, Inc.	909,200
50,000	Sanofi-Aventis ADR	2,276,500
40,000	Teva Pharmaceutical Industries Ltd. ADR	1,859,200
30,000	Watson Pharmaceuticals, Inc. *	814,200
30,000	Wyeth	1,325,700
		12,652,700
	ELECTRICAL EQUIPMENT (1.9%)
10,000	American Science & Engineering, Inc.	567,500
30,000	Corning, Inc.	719,700
105,000	General Electric Co.	3,892,350
18,000	Thomas & Betts Corp. *	882,720
40,000	Ultralife Batteries, Inc. *	806,000
15,000	WESCO International, Inc. *	594,600
		7,462,870
	ELECTRICAL UTILITY — CENTRAL (1.2%)
30,000	ALLETE, Inc.	1,187,400
35,000	American Electric Power Company, Inc.	1,629,600
25,000	OGE Energy Corp.	907,250
35,000	Westar Energy, Inc.	907,900
		4,632,150
	ELECTRICAL UTILITY — EAST (2.5%)
32,000	Dominion Resources, Inc.	1,518,400
9,000	Exelon Corp.	734,760
60,000	Pepco Holdings, Inc.	1,759,800
30,000	PPL Corp.	1,562,700
30,000	Progress Energy, Inc.	1,452,900
40,000	Southern Co.	1,550,000
60,000	TECO Energy, Inc.	1,032,600
		9,611,160
	ELECTRICAL UTILITY — WEST (0.8%)
60,000	IDACORP, Inc.	2,113,200
50,000	Xcel Energy, Inc.	1,128,500
		3,241,700
	ELECTRONICS (1.0%)
30,000	AVX Corp.	402,600
35,000	Celestica, Inc. *	203,000
15,000	LaserCard Corp. *	159,000
15,000	MEMC Electronic Materials, Inc. *	1,327,350
15,000	Multi-Fineline Electronix, Inc. *	260,100
20,000	Plantronics, Inc.	520,000
30,000	Tyco Electronics Ltd.	1,113,900
5,000	Valence Technology, Inc. *	9,950
		3,995,900

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2007

Shares		Value
	ENTERTAINMENT (0.7%)
50,000	CBS Corp. Class B	$1,362,500
70,000	Time Warner, Inc.	1,155,700
		2,518,200
	ENTERTAINMENT TECHNOLOGY (0.1%)
10,000	Avid Technology, Inc. *	283,400
	ENVIRONMENTAL (0.4%)
25,000	Tetra Tech, Inc. *	537,500
25,000	Waste Management, Inc.	816,750
		1,354,250
	FINANCIAL SERVICES — DIVERSIFIED (2.9%)
15,000	American Express Co.	780,300
15,000	American International Group, Inc.	874,500
30,000	Ameriprise Financial, Inc.	1,653,300
25,000	Blackstone Group L.P. (The)	553,250
1,200	CIT Group, Inc.	28,836
35,000	Citigroup, Inc.	1,030,400
20,000	Freddie Mac	681,400
15,000	HSBC Holdings PLC ADR	1,255,650
25,000	ING Groep NV ADR	972,750
40,000	Loews Corp.	2,013,600
6,666	Metavante Technologies, Inc. *	155,451
5,000	Principal Financial Group, Inc.	344,200
15,000	UBS AG	690,000
		11,033,637
	FOOD PROCESSING (2.1%)
14,000	Archer-Daniels-Midland Co.	650,020
35,000	Chiquita Brands International, Inc. *	643,650
30,000	ConAgra Foods, Inc.	713,700
20,000	Dean Foods Co.	517,200
15,000	General Mills, Inc.	855,000
15,000	Hormel Foods Corp.	607,200
25,000	Kraft Foods, Inc. Class A	815,750
45,000	Sara Lee Corp.	722,700
30,000	Smithfield Foods, Inc. *	867,600
3,000	Tejon Ranch Co. *	122,550
20,000	Tyson Foods, Inc. Class A	306,600
30,000	Unilever PLC ADR	1,122,600
		7,944,570
	FOREIGN TELECOMMUNICATIONS (0.9%)
50,000	Deutsche Telekom AG ADR	1,083,500
71,111	Telecom Corporation of New Zealand Ltd. ADR	1,181,155
14,000	Telefonica S.A. ADR	1,366,260
		3,630,915
	FURNITURE/HOME FURNISHINGS (0.2%)
20,000	Furniture Brands International, Inc.	201,200
20,000	Tempur-Pedic International, Inc.	519,400
		720,600
	HEALTH CARE INFORMATION SYSTEMS (0.2%)
30,000	IMS Health, Inc.	691,200
	HOME BUILDING (0.1%)
25,000	Lennar Corp. Class A	447,250
	HOUSEHOLD PRODUCTS (0.1%)
20,000	Newell Rubbermaid, Inc.	517,600
	INSURANCE — LIFE (0.7%)
20,000	Genworth Financial, Inc. Class A	509,000
15,000	Lincoln National Corp.	873,300
25,000	Manulife Financial Corp.	1,018,750
18,843	UnumProvident Corp.	448,275
		2,849,325
	INSURANCE — PROPERTY & CASUALTY (1.6%)
30,000	American Financial Group, Inc.	866,400
22,500	Berkley (W.R.) Corp.	670,725
25	Berkshire Hathaway, Inc. Class A *	3,540,000
20,000	HCC Insurance Holdings, Inc.	573,600
8,000	SAFECO Corp.	445,440
		6,096,165
	MACHINERY (1.9%)
40,000	Briggs & Stratton Corp.	906,400
15,000	Caterpillar, Inc.	1,088,400
10,000	Flowserve Corp.	962,000
20,000	Ingersoll-Rand Company Ltd. Class A	929,400
20,000	Lincoln Electric Holdings, Inc.	1,423,600

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Shares		Value
12,500	Terex Corp. *	$819,625
40,000	Watts Water Technologies, Inc. Class A	1,192,000
		7,321,425
	MARITIME (0.3%)
10,000	Alexander & Baldwin, Inc.	516,600
20,000	Quintana Maritime Ltd.	459,600
		976,200
	MEDICAL SERVICES (1.1%)
10,000	Health Management Associates, Inc. Class A	59,800
20,000	Health Net, Inc. *	966,000
15,000	Laboratory Corporation of America Holdings *	1,132,950
20,000	Lincare Holdings, Inc. *	703,200
26,000	PSS World Medical, Inc. *	508,820
20,000	Quest Diagnostics, Inc.	1,058,000
		4,428,770
	MEDICAL SUPPLIES (3.1%)
14,011	Baxter International, Inc.	813,339
10,000	Becton Dickinson & Co.	835,800
12,000	Bio-Rad Laboratories, Inc. Class A *	1,243,440
55,000	Boston Scientific Corp. *	639,650
20,000	Covidien Ltd.	885,800
22,500	Immucor, Inc. *	764,775
35,000	Johnson & Johnson	2,334,500
10,000	Kinetic Concepts, Inc. *	535,600
15,000	Medtronic, Inc.	754,050
24,000	STERIS Corp.	692,160
30,000	Syneron Medical Ltd. *	401,100
25,000	Varian Medical Systems, Inc. *	1,304,000
10,000	Zimmer Holdings, Inc. *	661,500
		11,865,714
	METALS & MINING DIVERSIFIED (0.7%)
20,000	Alliance Resource Partners, L.P.	725,400
12,000	BHP Billiton Ltd. ADR	840,480
20,000	Cameco Corp.	796,200
15,000	Titanium Metals Corp.	396,750
		2,758,830
	METALS FABRICATING (0.1%)
20,000	Trinity Industries, Inc.	555,200
	NATURAL GAS — DISTRIBUTION (0.4%)
30,000	Enterprise Products Partners L.P.	956,400
21,000	Ferrellgas Partners, L.P.	460,110
		1,416,510
	NATURAL GAS — DIVERSIFIED (1.1%)
20,000	Chesapeake Energy Corp.	784,000
20,000	Devon Energy Corp.	1,778,200
45,000	El Paso Corp.	775,800
20,000	National Fuel Gas Co.	933,600
		4,271,600
	NEWSPAPER (0.3%)
55,000	News Corp. Class B	1,168,750
	OFFICE EQUIPMENT & SUPPLIES (0.3%)
20,000	Lexmark International, Inc. Class A *	697,200
30,000	Xerox Corp.	485,700
		1,182,900
	OILFIELD SERVICES/ EQUIPMENT (2.4%)
5,000	Bristow Group, Inc. *	283,250
25,000	ENSCO International, Inc.	1,490,500
25,000	Grant Prideco, Inc. *	1,387,750
30,000	Nabors Industries Ltd. *	821,700
28,000	Noble Corp.	1,582,280
20,000	Pride International, Inc. *	678,000
32,000	Rowan Companies, Inc.	1,262,720
25,000	RPC, Inc.	292,750
9,514	Transocean, Inc.	1,361,929
		9,160,879
	PETROLEUM — INTEGRATED (0.7%)
20,000	Chevron Corp.	1,866,600
12,000	Marathon Oil Corp.	730,320
		2,596,920
	PETROLEUM — PRODUCING (0.8%)
20,000	Anadarko Petroleum Corp.	1,313,800
16,000	Apache Corp.	1,720,640
		3,034,440

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2007

Shares		Value
	PHARMACY SERVICES (0.4%)
35,000	CVS Caremark Corp.	$1,391,250
15,000	Omnicare, Inc.	342,150
		1,733,400
	PRECIOUS METALS (0.8%)
25,000	AngloGold Ashanti Ltd. ADR	1,070,250
40,000	Harmony Gold Mining Company Ltd. ADR *	412,400
27,500	Newmont Mining Corp.	1,342,825
25,000	Yamana Gold, Inc.	323,500
		3,148,975
	PRECISION INSTRUMENT (0.6%)
25,000	Applera Corporation — Applied Biosystems Group	848,000
20,000	OSI Systems, Inc. *	529,400
40,000	PerkinElmer, Inc.	1,040,800
		2,418,200
	RAILROAD (0.9%)
12,000	Burlington Northern Santa Fe Corp.	998,760
24,000	Canadian National Railway Co.	1,126,320
10,000	Canadian Pacific Railway Ltd.	646,400
15,000	Norfolk Southern Corp.	756,600
		3,528,080
	RECREATION (0.6%)
45,000	Brunswick Corp.	767,250
15,000	Harley-Davidson, Inc.	700,650
35,000	Mattel, Inc.	666,400
		2,134,300
	RETAIL — SPECIAL LINES (0.6%)
25,000	Aeropostale, Inc. *	662,500
20,000	American Eagle Outfitters, Inc.	415,400
15,000	Best Buy Co., Inc.	789,750
30,000	Cabela’s, Inc. *	452,100
		2,319,750
	RETAIL BUILDING SUPPLY (0.2%)
35,000	Home Depot, Inc. (The)	942,900
	RETAIL STORE (1.5%)
20,000	J.C. Penney Company, Inc.	879,800
20,000	Macy’s, Inc.	517,400
15,000	Nordstrom, Inc.	550,950
7,000	Sears Holdings Corp. *	714,350
65,000	Wal-Mart Stores, Inc.	3,089,450
		5,751,950
	SECURITIES BROKERAGE (0.8%)
10,000	Bear Stearns Companies, Inc. (The)	882,500
12,000	Lehman Brothers Holdings, Inc.	785,280
12,000	Merrill Lynch & Co., Inc.	644,160
15,000	Morgan Stanley	796,650
		3,108,590
	SEMICONDUCTOR (0.7%)
20,000	Advanced Micro Devices, Inc. *	150,000
30,000	Analog Devices, Inc.	951,000
25,000	Intel Corp.	666,500
27,000	O2Micro International Ltd. ADR *	311,580
20,000	Texas Instruments, Inc.	668,000
		2,747,080
	SEMICONDUCTOR EQUIPMENT (0.1%)
25,000	Amkor Technology, Inc. *	213,250
	STEEL — INTEGRATED (0.1%)
45,000	Mueller Water Products, Inc. Class A	428,400
	TELECOMMUNICATION SERVICES (1.1%)
15,000	AT&T, Inc.	623,400
15,000	BCE, Inc.	596,100
18,000	BT Group PLC ADR	970,560
20,000	Dycom Industries, Inc. *	533,000
35,000	Telkonet, Inc. *	29,050
20,000	Turkcell Iletisim Hizmetleri AS ADR	551,400
25,000	Vodafone Group PLC ADR	933,000
		4,236,510

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments

Shares		Value
	TELECOMMUNICATIONS EQUIPMENT (0.7%)
40,000	AudioCodes Ltd. *	$202,400
40,000	Cisco Systems, Inc. *	1,082,800
20,000	Harmonic, Inc. *	209,600
40,000	Motorola, Inc.	641,600
10,000	Nokia Oyj ADR	383,900
10,000	Polycom, Inc. *	277,800
		2,798,100
	TRUCKING (0.2%)
10,000	Ryder System, Inc.	470,100
18,000	YRC Worldwide, Inc. *	307,620
		777,720
	UTILITY — FOREIGN (0.2%)
30,000	Korea Electric Power Corp. ADR	625,500
	WATER UTILITY (0.4%)
25,000	American States Water Co.	942,000
14,000	California Water Service Group	518,280
		1,460,280
	TOTAL COMMON STOCKS (Cost $187,373,875)	221,744,975

PREFERRED STOCKS (1.1%)
	BANK (0.2%)
40,000	KeyCorp Capital IX 6-3/4%	758,000
	ELECTRICAL EQUIPMENT (0.2%)
29,100	General Electric Capital Corp. 4-1/2%(1)	654,750
	FINANCIAL SERVICES — DIVERSIFIED (0.2%)
40,000	HSBC Holdings PLC 6-1/5%	814,800
	INSURANCE — LIFE (0.1%)
25,000	Metlife, Inc. Series B 6-1/2%	546,000
	R.E.I.T. (0.2%)
30,000	Health Care, Inc. Series F 7-5/8%	663,300
	SECURITIES BROKERAGE (0.2%)
50,000	Lehman Brothers Holdings, Inc. Series G 5.78%(2)	932,000
	TOTAL PREFERRED STOCKS (Cost $5,296,106)	4,368,850

Principal Amount		Value
CORPORATE BONDS & NOTES (2.5%)
	CHEMICAL — SPECIALTY (0.3%)
$1,175,000	Lubrizol Corp., 5.88%, 12/1/08	$1,180,773
	ELECTRICAL EQUIPMENT (1.0%)
2,000,000	General Electric Capital Corp., 5.50%, 11/15/11	2,005,028
2,000,000	Thomas & Betts Corp., 6.39%, 2/10/09	2,035,372
		4,040,400
	ENTERTAINMENT (0.4%)
1,500,000	Liberty Media Corp., 7.88%, 7/15/09	1,522,860
	FOOD PROCESSING (0.3%)
1,000,000	Sensient Technologies Corp., 6.50%, 4/1/09	1,014,826
	INSURANCE — LIFE (0.5%)
2,000,000	Principal Life Income Funding Trusts, 4.64%, 4/1/16(2)	1,925,200
	TOTAL CORPORATE BONDS & NOTES (Cost $9,699,025)	9,684,059

CONVERTIBLE CORPORATE BONDS & NOTES (6.0%)
	AIR TRANSPORT (0.7%)
1,500,000	ExpressJet Holdings, Inc., 4.25%, 8/1/23	1,440,000
1,250,000	JetBlue Airways Corp. 3.50%, 7/15/33	1,221,875
		2,661,875
	APPAREL (0.3%)
1,500,000	Kellwood Co. 3.50%, 6/15/34(3)	1,303,125
	BANK (0.7%)
2,500,000	Wells Fargo & Co. Senior Debentures, 4.66%, 5/1/33(4)	2,488,250
	BANK — MIDWEST (0.5%)
2,000,000	U.S. Bancorp 3.12%, 2/6/37(4)	1,987,200
	COMPUTER & PERIPHERALS (0.4%)
800,000	Adaptec, Inc. 0.75%, 12/22/23	755,000
1,000,000	Mercury Computer Systems, Inc. Senior Notes, 2.00%, 5/1/24	908,750
		1,663,750

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

December 31, 2007

Principal Amount		Value
	COMPUTER SOFTWARE & SERVICES (0.8%)
$1,000,000	Ciber, Inc. 2.88%, 12/15/23	$958,750
2,000,000	Electronic Data Systems Corp. 3.88%, 7/15/23	1,987,500
		2,946,250
	DRUG (0.7%)
2,000,000	Bristol-Myers Squibb Co. 4.49%, 9/15/23(4)	2,005,000
750,000	Valeant Pharmaceuticals International 4.00%, 11/15/13	630,000
		2,635,000
	ELECTRICAL EQUIPMENT (0.3%)
1,500,000	WESCO International, Inc. 1.75%, 11/15/26	1,261,875
	METALS FABRICATING (0.2%)
1,000,000	Trinity Industries, Inc. 3.88%, 6/1/36	896,250
	SEMICONDUCTOR (0.5%)
1,000,000	LSI Corp. 4.00%, 5/15/10	960,000
1,000,000	Vitesse Semiconductor Corp. 1.50%, 10/1/24	820,000
		1,780,000
	TELECOMMUNICATIONS EQUIPMENT (0.9%)
1,500,000	Agere Systems, Inc. 6.50%, 12/15/09	1,513,125
2,000,000	Lucent Technologies, Inc. Series A 2.88%, 6/15/23	1,825,000
		3,338,125
	TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (Cost $22,966,354)	22,961,700
U.S. TREASURY OBLIGATIONS (13.0%)
3,000,000	U.S. Treasury Notes, 4.88%, 8/31/08	3,026,250
7,000,000	U.S. Treasury Notes, 4.50%, 2/15/09	7,105,546
7,000,000	U.S. Treasury Notes, 5.50%, 5/15/09	7,227,500
4,000,000	U.S. Treasury Notes, 4.75%, 3/31/11	4,196,248
6,315,420	U.S. Treasury Notes, 2.38%, 4/15/11(5)	6,582,840
6,000,000	U.S. Treasury Notes, 4.88%, 4/30/11	6,319,686
5,000,000	U.S. Treasury Notes, 5.13%, 6/30/11	5,312,110
4,000,000	U.S. Treasury Notes, 5.00%, 8/15/11	4,237,500
6,000,000	U.S. Treasury Notes, 4.75%, 1/31/12	6,324,372
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $48,221,061)	50,332,052

U.S. GOVERNMENT AGENCY OBLIGATIONS (12.7%)
4,000,000	Federal Farm Credit Bank, 5.20%, 9/13/10	4,007,308
3,000,000	Federal Farm Credit Bank, 4.88%, 12/5/12	3,006,930
2,500,000	Federal Home Loan Bank, 4.38%, 10/3/08	2,498,973
3,000,000	Federal Home Loan Bank, 4.50%, 10/14/08	3,006,747
3,000,000	Federal Home Loan Bank, 4.50%, 11/5/08	3,003,285
2,500,000	Federal Home Loan Bank, 4.63%, 11/21/08	2,510,982
2,000,000	Federal Home Loan Bank, 4.75%, 12/12/08	2,012,578
3,000,000	Federal Home Loan Bank, 4.63%, 11/2/09	3,007,338
3,000,000	Federal Home Loan Bank, 5.25%, 5/7/10	3,012,429
3,000,000	Federal Home Loan Bank, 4.88%, 5/14/10	3,086,127

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Schedule of Investments	December 31, 2007

Principal Amount		Value
$4,000,000	Federal Home Loan Bank, 5.45%, 6/18/10	$4,024,996
1,376,031	Federal Home Loan Bank, 4.75%, 10/25/10	1,376,375
3,000,000	Federal Home Loan Bank, 4.63%, 11/19/10	3,014,265
3,000,000	Federal Home Loan Bank, 5.55%, 6/12/12	3,076,716
4,000,000	Federal Home Loan Bank, 5.30%, 10/3/12	4,039,504
3,000,000	Federal Home Loan Bank, 7.50%, 12/27/21(4)	2,992,500
1,346,579	Federal National Mortgage Association Benchmark REMIC Series 20069-B1 Class AB, 6.00%, 6/25/16	1,366,018
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $48,710,966)	49,043,071
	TOTAL INVESTMENT SECURITIES (92.7%) (Cost $322,267,387)	358,134,707
SHORT-TERM INVESTMENTS (7.0%)
	REPURCHASE AGREEMENTS (6.0%)
23,000,000	With Morgan Stanley, 0.95%, dated 12/31/07, due 1/2/08, delivery value $23,001,214, (collateralized by $16,395,000 U.S. Treasury Notes 8.75%, due 5/15/20, with a value of $23,474,999)	23,000,000
	U.S. GOVERNMENT AGENCY OBLIGATIONS (1.0%)
2,000,000	Federal Home Loan Bank, 5.25%, 1/18/08	2,000,000
2,000,000	Federal Home Loan Bank, 5.25%, 1/30/08	2,000,898
	TOTAL SHORT-TERM INVESTMENTS (Cost $27,000,000)	27,000,898

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)		1,113,093

NET ASSETS (100.0%)		$386,248,698

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($386,248,698 ÷ 45,719,885 shares outstanding)		$8.45

*	Non-income producing.
(1)	Multi-coupon preferred security.
(2)	Rate at December 31, 2007. Floating rate changes monthly.
(3)	Step Bond — The rate shown is as of December 31, 2007 and will reset at a future date.
(4)	Rate at December 31, 2007. Floating rate changes quarterly.
(5)	Treasury Inflation Protected Security (TIPS).
ADR	American Depositary Receipt

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Statement of Assets and Liabilities
at December 31, 2007

Assets:
Investment securities, at value (Cost — $322,267,387)	$358,134,707
Repurchase agreements (Cost — $23,000,000)	23,000,000
Other short-term investments (Cost — $4,000,000)	4,000,898
Cash	186,406
Interest and dividends receivable	1,538,274
Receivable for capital shares sold	807,423
Receivable for securities sold	458,876
Prepaid expenses	27,687
Total Assets	388,154,271
Liabilities:
Payable for securities purchased	1,059,556
Payable for capital shares repurchased	488,081
Accrued expenses:
Advisory fee	219,265
Service and distribution plan fees payable	82,675
Directors’ fees and expenses	6,776
Other	49,220
Total Liabilities	1,905,573
Net Assets	$386,248,698
Net assets consist of:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 45,719,885 shares)	$45,719,885
Additional paid-in capital	303,587,259
Undistributed net investment income	705,279
Accumulated net realized gain on investments	367,451
Net unrealized appreciation of investments and foreign currency translations	35,868,824
Net Assets	$386,248,698
Net Asset Value, Offering and Redemption Price per Outstanding Share ($386,248,698 ÷ 45,719,885 shares outstanding)	$8.45

Statement of Operations
for the Year Ended December 31, 2007

Investment Income:
Interest	$7,770,660
Dividends (Net of foreign withholding tax of $78,454)	4,456,344
Total Income	12,227,004
Expenses:
Advisory fee	2,513,161
Service and distribution plan fees	947,371
Transfer agent fees	134,999
Auditing and legal fees	130,603
Printing and postage	81,251
Custodian fees	72,287
Directors’ fees and expenses	29,800
Registration and filing fees	20,402
Insurance	16,598
Telephone	12,800
Other	6,600
Total Expenses Before Custody Credits	3,965,872
Less: Custody Credits	(12,689)
Net Expenses	3,953,183
Net Investment Income	8,273,821
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain	23,899,416
Change in Net Unrealized Appreciation/(Depreciation)	(4,260,969)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	19,638,447
Net Increase in Net Assets from Operations	$27,912,268

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 2007 and 2006

	Year Ended December 31, 2007	Year Ended December 31, 2006
Operations:
Net investment income	$8,273,821	$7,355,858
Net realized gain on investments	23,899,416	18,111,994
Change in net unrealized appreciation/(depreciation)	(4,260,969)	8,775,385
Net increase in net assets from operations	27,912,268	34,243,237
Distributions to Shareholders:
Net investment income	(7,846,820)	(8,750,631)
Net realized gain from investment transactions	(25,675,604)	(19,391,781)
Total Distributions	(33,522,424)	(28,142,412)
Capital Share Transactions:
Proceeds from sale of shares	70,031,607	115,457,405
Proceeds from reinvestment of dividends and distributions to shareholders	30,962,778	25,860,357
Cost of shares repurchased	(67,085,298)	(66,365,012)
Increase from capital share transactions	33,909,087	74,952,750
Total Increase in Net Assets	28,298,931	81,053,575
Net Assets:
Beginning of year	357,949,767	276,896,192
End of year	$386,248,698	$357,949,767
Undistributed net investment income, at end of year	$705,279	$249,814

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements	December 31, 2007

1.	Significant Accounting Policies

Value Line Income and Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A)    Security Valuation.    Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund’s financial statement disclosures.

(B)    Repurchase Agreements.    In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements

(C)    Federal Income Taxes.    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation” or “FIN 48”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, management has reviewed the tax positions for the tax years still subject to tax audit under the statute of limitations, evaluated the implications of FIN 48, and determined that there is no impact to the Fund’s financial statements at this time.

(D)    Security Transactions and Distributions.    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, adjusted for amortization of discount and premium, is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

The Fund may invest in Treasury Inflation-Protection Securities (TIPS). The principal value and interest payout of TIPS are periodically adjusted according to the rate of inflation based on the Consumer Price Index. The adjustments for principal and income due to the inflation are reflected in interest income in the Statement of Operations.

(E)    Foreign Currency Translation.    The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/depreciation on investments.

(F)    Representations and Indemnifications.    In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(G)    Accounting for Real Estate Investment Trusts. The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their

Value Line Income and Growth Fund, Inc.

    December 31, 2007

distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(H)    Foreign Taxes.    The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

2.	Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3.	Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows:

	Year Ended December 31, 2007	Year Ended December 31, 2006
Shares sold	7,872,405	13,266,329
Shares issued to shareholders in reinvestment of dividends and distributions	3,640,928	3,013,133
Shares repurchased	(7,558,649)	(7,604,969)
Net increase	3,954,684	8,674,493
Dividends per share from net investment income	$0.1850	$0.2250
Distributions per share from net realized gains	$0.5975	$0.4871

4.    Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2007
Purchases:
U.S. Treasury & Government Agency Obligations	$62,206,964
Other Investment Securities	152,216,049
$214,423,013
Sales & Redemptions:
U.S. Treasury & Government Agency Obligations	$41,469,949
Other Investment Securities	149,378,954
$190,848,903

Value Line Income and Growth Fund, Inc.

Notes to Financial Statements	December 31, 2007

5.	Income Taxes

At December 31, 2007, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$349,917,940
Gross tax unrealized appreciation	$47,070,629
Gross tax unrealized depreciation	(11,852,964)
Net tax unrealized appreciation on investments	$35,217,665
Undistributed ordinary income	$427,187
Undistributed long-term gain	$1,296,252

Net unrealized gain (loss) differs from financial statements and tax purposes primarily due to wash sales and investments in partnerships.

Permanent book tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased additional paid-in capital by approximately $9,904, increased undistributed net investment income by approximately $28,464 and decreased accumulated net realized gain by $18,560. Net assets were not affected by this reclassification. These reclassifications were due to differing treatments of distributions, investments in partnerships, and foreign currency translation for tax purposes.

The tax composition of distributions to shareholders for the years ended December 31, 2007 and 2006 were as follows:

	2007	2006
Ordinary income	$15,358,315	$11,643,776
Long-term capital gain	18,164,109	16,498,636
	$33,522,424	$28,142,412

6.	Investment Advisory Fees, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $2,513,161 was paid or payable to Value Line, Inc., the Fund’s investment adviser (the “Adviser”), for the year ended December 31, 2007. This was computed at the rate of 0.70% of the first $100 million of the Fund’s average daily net assets plus 0.65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the funds’ respective net assets. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2007, fees amounting to $947,371 were paid or payable to the Distributor under the Plan.

For the year ended December 31, 2007, the Fund’s expenses were reduced by $12,689 under a custody credit arrangement with the custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 383,633 shares of the Fund’s capital stock, representing less than 1% of the outstanding shares at December 31, 2007. In addition, officers and directors of the Fund as a group owned 3,844 Shares of the Fund, representing less than 1% of the outstanding shares.

Value Line Income and Growth Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$8.57	$8.37	$8.35	$8.23	$7.00
Income/(loss) from investment operations:
Net investment income	0.19	0.19	0.15	0.11	0.11
Net gains or losses on securities (both realized and unrealized)	0.48	0.73	0.68	1.06	1.59
Total from investment operations	0.67	0.92	0.83	1.17	1.70
Less distributions:
Dividends from net investment income	(0.19)	(0.23)	(0.15)	(0.11)	(0.11)
Distributions from net realized gains	(0.60)	(0.49)	(0.66)	(0.94)	(0.36)
Total distributions	(0.79)	(0.72)	(0.81)	(1.05)	(0.47)
Net asset value, end of year	$8.45	$8.57	$8.37	$8.35	$8.23
Total return	7.84%	11.07%	9.98%	14.39%	24.43%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$386,249	$357,950	$276,896	$230,559	$208,327
Ratio of expenses to average net assets(1)	1.05%	1.07%	1.09%	1.11%	1.15%
Ratio of net investment income to average net assets	2.18%	2.21%	1.81%	1.31%	1.37%
Portfolio turnover rate	56%	62%	71%	103%	106%

(1)	Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 1.04% for the year ended December 31, 2007, 1.06% for the year ended December 31, 2006, and 1.14% for the year ended December 31, 2003 and would not have changed for the years ended December 31, 2005 and 2004.

See Notes to Financial Statements.

Value Line Income and Growth Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Value Line Income and Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Income and Growth Fund, Inc. (the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 25, 2008

Value Line Income and Growth Fund, Inc.

Federal Tax Status of Distributions

For corporate taxpayers, 23.62% of the ordinary income distributions paid during the calendar year 2007, qualify for the corporate dividends received deductions.

During the calendar year 2007, 31.24% of the ordinary income distribution are treated as qualified dividends.

During the calendar year 2007, the Fund distributed $18,164,109 of long-term capital gain to its shareholders.

Value Line Income and Growth Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies during the most recent 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Income and Growth Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Jean Bernhard Buttner Age 73	Chairman of the Board of Directors and President	Since 1983
Chairman, President and Chief
Executive Officer of Value Line,
Inc. (the “Adviser”) and Value
Line Publishing, Inc. Chairman
and President of each of the 14
Value Line Funds and Value Line
Securities, Inc. (the “Distributor”).
Value Line, Inc.
Non-Interested Directors
John W. Chandler 116 North Hemlock Lane Williamstown, MA 01267 Age 84	Director (Lead Independent Director since 2007)	Since 1991	Consultant, Academic Search Consultation Service, Inc. (1994–2004); Trustee Emeritus and Chairman (1993–1994) of the Board of Trustees of Duke University; President Emeritus, Williams College.	None
Frances T. Newton 4921 Buckingham Drive Charlotte, NC 28209 Age 66	Director	Since 2000	Retired. Customer Support Analyst, Duke Power Company until April 2007.	None
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 76	Director	Since 2000
Professor of History, Williams College, (1961–2002). Professor Emeritus since 2002. President Emeritus since 1994 and President, (1985–1994); Chairman (1993–1997) and Interim President (2002–2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age 72	Director	Since 1997	Visiting Professor of Classics, Williams College, since 1999; President Emeritus, Skidmore College since 1999 and President, (1987–1998).	None

Value Line Income and Growth Fund, Inc.

Management of the Fund

Name, Address, and Age	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age 68	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age 58	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser) since 2004; Senior Financial Adviser, Hawthorn (2001–2004).	None
Officers
David T. Henigson Age 50	Vice President, Secretary and Chief Compliance Officer	Since 1994
Director, Vice President and Chief Compliance Officer of the Adviser. Director and Vice President of the Distributor. Vice President, Secretary and Chief Compliance Officer of each of the 14 Value Line Funds.

Stephen R. Anastasio Age 48	Treasurer	Since 2005	Corporate Controller of the Adviser until 2003; Chief Financial Officer of the Adviser (2003–2005); Treasurer of the Adviser since 2005; Treasurer of each of the 14 Value Line Funds.
Howard A. Brecher Age 53	Assistant Secretary/ Assistant Treasurer	Since 2005	Director, Vice President and Secretary of the Adviser. Director and Vice President of the Distributor.

*	Mrs. Buttner is an “interested person” as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser.

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request by calling 1-800-243-2729.

Value Line Income and Growth Fund, Inc.

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Value Line Income and Growth Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — The Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its

Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated John W. Chandler, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert. Mr. Chandler is an independent director who is a senior consultant with Academic Search Consultation Service. He spent most of his professional career at Williams College, where he served as a faculty member, Dean of the Faculty, and President (1973-85). He also served as President of Hamilton College (1968-73), and as President of the Association of American Colleges and Universities (1985-90). He has also previously served as Trustee Emeritus and Chairman of the Board of Trustees of Duke University.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees 2007 - $67,155

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2007 -$7,517

(d) All Other Fees – None

(e) (1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2007 -$7,517

(h) Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)

The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Jean B. Buttner
Jean B. Buttner, President

Date:	February 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jean B. Buttner
Jean B. Buttner, President, Principal Executive Officer

By:	/s/ Stephen R. Anastasio
Stephen R. Anastasio, Treasurer, Principal Financial Officer

Date: February 26, 2008